bank of commerce HOLDINGS

INVESTOR PRESENTATION

NASDAQ: BOCH

July 17, 2020

DISCLAIMERS

Forward Looking Statements

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our management's and other experts' current expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our filings with the Securities and Exchange Commission, including but not limited to our 2019 Annual Report on Form 10-K and various subsequent periodic reports on Forms 10-Q and 8-K. Many of these factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. Actual results may fall materially short of our expectations and projections, and we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to Bank of Commerce Holdings ("we" or the "Company") as of the date hereof, and we undertake no duty to update or revise any forward-looking statements, for any reason.

Non-GAAP Financial Measures

This presentation contains certain financial information determined by methods other than generally accepted accounting principles in the United States ("GAAP"), including "tangible book value per share." Our management uses these non-GAAP measures in its analysis of our performance because it believes these measures are material and will be used as a measure of our performance by investors. These disclosures should not be considered in isolation or as a substitute for results determined in accordance with GAAP, and are not necessarily comparable to non-GAAP measures that may be presented by other bank holding companies. Management compensates for these limitations by providing detailed reconciliations between GAAP information and the non-GAAP financial measures. A reconciliation of these non-GAAP measures to their GAAP equivalents is included in the appendix to this presentation.

Additional Information

These materials do not constitute an offer to sell or a solicitation of an offer to buy securities of the Company or any of its affiliates.

bank of commerce HOLDINGS

Bank of Commerce Holdings (BOCH)

is a bank holding company headquartered in Sacramento, California which operates the northern California banking franchise, Merchants Bank of Commerce along the Interstate 5 corridor from Sacramento to Yreka.

COVID-19 HIGHLIGHTS

COVID-19 RESPONSE

- **Enhanced ALLL of $16.1 million equals 1.33% of gross loans** (1.66%, excluding PPP loans and acquired loans)
- **As of June 30, 2020 have approved loan modifications of $123.3 million** (10.2% of gross loans)
- **Funded 594 PPP loans totaling $162 million as of June 30, 2020** (13.4% of gross loans)
- **Liquidity – access to secondary liquidity in excess of $500 million**
- **Liquidity – access to the Federal Reserve Paycheck Protection Program Liquidity Facility totaling $162 million**
- **At June 30, 2020, Tier 1 capital ratio of 13.18%; Tier 1 leverage ratio of 9.82%**
- **Approximately 50% of workforce working remotely**

bank of commerce HOLDINGS

COVID-19 RESPONSE – PPP LOANS

Funded PPP Loans (Percent by Dollar)



$150,000 or Less
12%
$150,001 to
$350,000
16%
$350,001 to $1,999,999
45%
$2,000,000 or
Greater
27%

- PPP loans represent 13.4% of the total loan portfolio at June 30, 2020
- PPP loans $150,000 or less were 64% of the PPP loan count and 12% of the PPP loan portfolio

PPP Loans by Industry*



Construction
96
$64,242
Healthcare and Social Assistance
95
$17,530
Professional, Scientific and Tech Services
78
$12,155
Accommodation and Food Services
51
$10,328
Retail Trade
57
$8,033
Admin, Support, Waste Mgmt & Remediation Services
19
$7,372
Primary Metal Manufacturing
15
$6,581
Other
183
$35,948

Size of PPP Loans*

	Balance	Count	Average Loan Size
$150,000 or Less	$ 20,256	381	$ 53
$150,001 to $350,000	25,234	109	232
$350,001 to $1,999,999	73,143	92	795
$2,000,000 or Greater	43,556	12	3,630
Total	**$ 162,189**	**594**	**$ 273**

*Dollars are in thousands.

bank of commerce HOLDINGS

COVID-19 RESPONSE – MODIFIED LOANS

COVID-19 Modifications as Percent of Total Portfolio



10.2%
COVID-19 Modifications
Remaining Portfolio
89.8%

- COVID-19 Modifications represent 10.2% of gross loans at June 30, 2020

COVID-19 Modifications by Industry



Hotels, Motels and Bed-and-Breakfast Inns
$29,466
Healthcare and Social Assistance
$12,022
Retail Trade
$7,994
Other Services
$7,709
Restaurants, Bars and Caterers
$7,587
Arts, Entertainment and Recreation
$2,989
Other
$55,506

COVID-19 Modifications by Loan Type (Percent by Dollar)



11%
5%
2%
1%
0%
52%
29%
CRE - Owner Occupied
CRE - Investor
Commercial and Industrial
Residential - 1-4 Family
Construction
Consumer
Residential - Home Equity

COVID-19 Modifications by Loan Type*

	Book Balance	Count
CRE - Owner Occupied	$ 64,436	59
CRE - Investor	$ 35,213	17
Commercial and Industrial	$ 14,033	44
Residential - 1-4 Family	$ 6,533	56
Construction	$ 2,412	5
Consumer	$ 556	61
Residential - Home Equity	$ 91	2
Total	**$ 123,273**	**244**

*Dollars are in thousands.

bank of commerce HOLDINGS

COVID-19 RESPONSE – IMPACTED INDUSTRIES

Loans to Industries with Higher Risk of COVID-19 Impact (excludes PPP loans)*



$-
$10,000
$20,000
$30,000
$40,000
Retail Trade
$13,716
$25,555
Hotels, Motels and Bed-and-Breakfast Inns
$34,790
Healthcare and Social Assistance
$14,650
$12,305
Other Services
$6,438
$18,492
Restaurants, Bars and Caterers
$10,951
Educational Services
$6,796
Arts, Entertainment and Recreation
$4,362
High COVID-19 Risk Loans
Low and Moderate COVID-19 Risk Loans

Modifications*



$-
$10,000
$20,000
$30,000
$7,994
$29,466
$12,022
$7,709
$7,587

- Loans to higher risk industries, excluding PPP loans, total $148 million, approximately 12.3% of gross loans
- Loans identified as high risk in these industries total $91 million, approximately 7.6% of gross loans
- Modifications of loans to industries with higher risk of COVID-19 impact total $68 million, approximately 5.6% of gross loans

*Dollars are in thousands.

bank of commerce HOLDINGS

COVID-19 RESPONSE – IMPACTED INDUSTRIES

Loans to Industries with Higher Risk of COVID-19 Impact (excludes PPP loans, percent by dollar)

Retail Trade
$39.3 million



7%
16%
50%
27%
Gasoline Stations and Convenience Stores
Car Dealers
Other Retail
Sporting Goods, Hobby, Musical Instrument and Book Stores

Hotels, Motels and Bed-and-Breakfast Inns
$34.8 million



7%
93%
Hotels and Motels
Bed-and-Breakfast Inns

Healthcare and Social Assistance
$27.0 million



16%
15%
20%
29%
20%
Outpatient and Imaging Centers
Offices of Dentists
Offices of Physicians
Offices of Other Healthcare Professionals
Other Healthcare

Other Services
$24.9 million



10%
19%
44%
27%
Automotive Services
Laundry Services
Other Services
Civic and Social Organizations

bank of commerce HOLDINGS

COVID-19 RESPONSE – LOAN PORTFOLIO MIX

Gross Loans by Loan Type at June 30, 2020* (Percent by dollar)



$-
$200,000
$400,000
$600,000
CRE - Investor
$521,004
CRE - Owner Occupied
$215,799
Paycheck Protection Program
$162,189
Commercial and Industrial
$126,024
Residential - 1-4 Family
$91,839
Construction
$41,371
Consumer
$27,176
Residential - Home Equity
$20,938



43%
18%
13%
11%
8%
3%
2%
2%
CRE - Investor
CRE - Owner Occupied
Paycheck Protection Program
Commercial and Industrial
Residential - 1-4 Family
Construction
Consumer
Residential - Home Equity

- Gross loans total $1.2 billion at June 30, 2020

*Dollars are in thousands.

bank of commerce HOLDINGS

COVID-19 RESPONSE – DIVERSIFIED CRE LOAN PORTFOLIO

CRE – Investor and CRE – Owner-Occupied Loans by Collateral Type at June 30, 2020* (Percent by dollar)

CRE – Owner Occupied

	Balance	Count	% of CRE - Owner-Occupied	LTV**
Industrial/Warehouse	$ 72,938	108	34%	50%
Hospitality	37,590	19	17%	48%
Medical Office	22,533	39	10%	53%
Special Purpose	21,496	14	10%	62%
C-Store/Gas Station	18,135	17	8%	62%
Office	15,420	37	7%	55%
Retail	14,974	39	7%	49%
Mixed Use	6,924	14	3%	62%
Medical Facilities	2,465	7	1%	68%
Other	3,323	6	2%	40%
Total CRE-Owner Occupied	$ 215,799	300	100%	53%


43%
18%
13%
11%
8%
3%
2%
2%
CRE - Investor
CRE - Owner Occupied
Paycheck Protection Program
Commercial and Industrial
Residential - 1-4 Family
Construction
Consumer
Residential - Home Equity

CRE - Investor

	Balance	Count	% of CRE - Investor	LTV**
Office	$ 100,982	44	19%	52%
Retail	98,295	41	19%	52%
Multi-Family	82,361	39	16%	54%
Industrial/Warehouse	70,885	52	14%	55%
Medical Office	50,483	13	10%	64%
Mixed Use	39,546	13	8%	54%
Self-Storage	33,607	17	6%	57%
Mobile Home Park	23,368	12	4%	61%
Medical Facilities	18,390	2	4%	62%
Other	3,086	5	1%	51%
Total CRE-Investor	$ 521,004	238	100%	55%

*Dollars are in thousands.
**Weighted Average LTV - Current Balance/Original Appraisal Value

bank of commerce HOLDINGS

COVID-19 RESPONSE – HOTELS AND RESTAURANTS

Hotels, Motels and Bed-and-Breakfast Inns*

	Loans		Properties ($)		LTVs			Modifications	
	$	Count	Hotels and Motels	Bed-and-Breakfast Inns	Weighted Average	Low	High	$	Count
Conventional	11,823	4	11,823	-	47%	42%	50%	11,823	4
SBA 504	19,259	10	18,123	1,135	43%	26%	60%	17,643	8
SBA 7(a) - 75% Guaranteed	3,708	3	2,461	1,247	71%	67%	74%	-	-
Subtotal	**34,790**	**17**	**32,407**	**2,382**	**48%**	**26%**	**74%**	**29,466**	**12**
PPP Loans	1,402	15	1,371	31					
Total	**36,192**	**32**	**33,779**	**2,413**					

- Risk of loss in this portfolio is moderate
  - Conventional and SBA 504 LTVs are low to moderate, ranging from 26% to 60%
  - SBA 7(a) unguaranteed exposure is low - $927 thousand
- Hotels and motels are limited-service, located along highways or in suburbs
- Actively defended credit quality by assisting borrowers with payment deferrals of 3-6 months and PPP loans

*Dollars are in thousands.

bank of commerce HOLDINGS

COVID-19 RESPONSE – HOTELS AND RESTAURANTS

Restaurants, Bars and Caterers*

	Loans		Type ($)		LTVs			Modifications	
	$	Count	Pizza and Fast Food	Full Service, Bars and Caterers	Weighted Average	Low	High	$	Count
Conventional	2,657	5	2,650	7				2,183	3
SBA 504 – Real estate secured	3,676	7	556	3,120	48%	18%	57%	3,120	4
SBA 7(a) - 75% Guaranteed	2,334	5	578	1,756				-	-
CalCap - 80% Guaranteed	2,284	3	-	2,284				2,284	3
Subtotal	**10,951**	**20**	**3,784**	**7,167**				**7,587**	**10**
PPP Loans	6,370	35	2,167	4,203					
Total	**17,321**	**55**	**5,951**	**11,370**					

- Exposure to loss in this portfolio is limited
  - Pizza and fast food restaurants are performing well in the COVID-19 environment
  - SBA 7(a) and CalCap unguaranteed exposure in full service restaurants, bars and caterers is low - $896 thousand
  - SBA 504 loans are real estate secured with low to moderate LTVs, ranging from 18% to 57%
- Actively defended credit quality by assisting borrowers with payment deferrals of 3-6 months and PPP loans

*Dollars are in thousands.

bank of commerce HOLDINGS

ALLOWANCE FOR CREDIT LOSSES

Allowance, Reserves and Discount Analysis*

	12/31/2019		3/31/2020		6/30/2020	
	$	%	$	%	$	%**
CRE - Investor	5,907	0.57%	7,235	0.69%	7,910	0.76%
CRE - Owner Occupied	2,058	0.20%	2,427	0.23%	2,672	0.26%
Paycheck Protection Program	-	0.00%	-	0.00%	-	0.00%
Commercial and Industrial	1,822	0.18%	2,483	0.24%	2,400	0.23%
Consumer	933	0.09%	972	0.09%	870	0.08%
Residential - 1-4 Family	754	0.07%	917	0.09%	944	0.09%
Residential - Home Equity	278	0.03%	364	0.03%	362	0.03%
Construction	131	0.01%	237	0.02%	354	0.03%
Unallocated	348	0.03%	432	0.04%	577	0.06%
ALLL* **	**12,231**	**1.18%**	**15,067**	**1.43%**	**16,089**	**1.54%**
Reserve for unfunded commitments	695		695		800	
Total allowance and reserves	**12,926**	**1.25%**	**15,762**	**1.50%**	**16,889**	**1.62%**
Discount on acquired loans	1,672		1,509		1,293	
Total allowance, reserves and discount	**14,598**	**1.41%**	**17,271**	**1.64%**	**18,182**	**1.74%**
Gross loans	1,032,903		1,052,245		1,206,340	
PPP loans	-		-		162,189	
Total gross loans net of PPP loans	**1,032,903**		**1,052,245**		**1,044,151**	

- Total allowance, reserves and discount, as a percent of gross loans (net of PPP loans) increased from 1.41% at Q4 2019 to 1.74% at Q2 2020
- BOCH has deferred adoption of the Current Expected Credit Loss (CECL) Methodology as a Small Reporting Business Entity SEC Filer

*Dollars are in thousands.
**Percent is of gross loans net of PPP loans.
***While the ALLL composition is an indication of specific amounts or loan categories in which future charge-offs may occur, actual amounts may differ.

bank of commerce HOLDINGS

www.bankofcommerceholdings.com